SCHEDULE 14A
                                 (Rule 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14 (a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                                         [ ]
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Check the appropriate box:
Preliminary Proxy Statement                                     [ ]
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of the Commission Only (as permitted by Rule 14a-6(e) (2)       [ ]
Definitive Proxy Statement                                      [X]
Definitive Additional Materials                                 [ ]
Soliciting Material Pursuant to Rule 14a-11 (c) or Rule 14a-12

                            MASSEY ENERGY CORPORATION
    -------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    -------------------------------------------------------------------------
    (Name of Person (s) filing Proxy Statement, if other than the Registrant)

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

                              MASSEY ENERGY COMPANY

                                   ----------

                             MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 16, 2006

                                   ----------

PROXY STATEMENT OF THIRD POINT LLC, THIRD POINT OFFSHORE FUND LTD., THIRD POINT
 PARTNERS LP, THIRD POINT ULTRA LTD., LYXOR/THIRD POINT FUND LTD., THIRD POINT
  PARTNERS QUALIFIED LP, THIRD POINT RESOURCES LP, THIRD POINT RESOURCES LTD., DANIEL S. LOEB AND TODD Q. SWANSON IN OPPOSITION TO THE BOARD OF DIRECTORS OF
                             MASSEY ENERGY COMPANY

                                                                  April 17, 2006
To Our Fellow Massey Stockholders:

     We are furnishing this Proxy Statement to holders of the common stock, par value $0.625 per share ("Common Stock"), of Massey Energy Company, a Delaware corporation (the "Company"), in connection with our solicitation of proxies for use at the 2006 Annual Meeting of Stockholders of the Company and at any and all adjournments or postponements thereof (the "Stockholder Meeting"). The Company has stated that the Stockholder Meeting will be held at The Jefferson Hotel, 101 West Franklin Street, Richmond, Virginia, on Tuesday, May 16, 2006, at 9:00am Eastern Daylight Time. The board of directors of the Company (the "Board of Directors" or "Board") has fixed March 20, 2006, as the record date for determining the stockholders entitled to receive notice of and to vote at the Stockholder Meeting.

     This solicitation is being conducted by Third Point LLC, Third Point Offshore Fund Ltd., Third Point Partners LP, Third Point Ultra Ltd., Lyxor/Third Point Fund Ltd., Third Point Partners Qualified LP, Third Point Resources LP and Third Point Resources Ltd. (collectively, the "Third Point Entities") and Daniel
S. Loeb and Todd Q. Swanson. The Third Point Entities and Daniel S. Loeb beneficially own approximately 5.9% of the Common Stock reported by the Company as outstanding as of February 28, 2006. As more fully discussed below, we are soliciting proxies to be used at the Stockholder Meeting for the following actions:

     (1) The election of Mr. Daniel S. Loeb and Mr. Todd Q. Swanson as directors of the Company (collectively, the "Third Point Nominees");

     (2) To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2006;

     (3) To vote against the adoption of the Massey Energy Company 2006 Stock and Incentive Compensation Plan, which includes the authorization of 3.5 million shares of common stock that can be issued by the Company under the plan;

     (4) To approve amendments to the Company's Restated Certificate of Incorporation and Restated Bylaws to lower the requirement for amendment of the Company's Restated Bylaws by stockholders from 80% to 67% of the total voting power of all outstanding shares of voting stock of the Company.

     The Company's certificate of incorporation provides, without specifying any conditions precedent, that stockholders have cumulative voting rights with respect to the election of directors. Cumulative voting rights entitle you to give a nominee as many votes as is equal to the number of shares you own multiplied by the number of directors to be elected, or you may distribute your votes among the nominees as you see fit. We are soliciting the discretionary authority to cumulate votes, and the persons named as proxies on our proxy card will have the authority to cumulate votes at their discretion. We will use the authority granted to us by our WHITE proxy card to cumulate votes for the Third Point Nominees to assure that the maximum number of Third Point Nominees are elected to the Board of Directors. The Third Point Entities may, under the circumstances described in this Proxy Statement under the caption "REASONS FOR THIS SOLICITATION" and "MATTERS TO BE CONSIDERED AT THE STOCKHOLDER MEETING", nominate additional individuals to serve as directors of the Company.

     We urge you to elect the Third Point Nominees to the Board of Directors because we believe that election of new members to the Board would be beneficial to the Company and its stockholders. Among other things, electing the Third Point Nominees should provide a new voice and fresh perspective. We believe that the Board of Directors should include representatives of significant stockholders who can present stockholders' perspective on management direction, champion reform of compensation, perquisites and management incentive, and generally bring focus to the maximization of value for the benefit of stockholders. Accordingly, we urge you to sign and date the WHITE proxy card supplied by the Third Point Entities and return it in the enclosed postage-paid envelope whether or not you attend the meeting in order to vote (A) "FOR" the election of Daniel S. Loeb and Todd Q. Swanson to the Board of Directors, (B) "FOR" the ratification of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2006,
(C) "AGAINST" the adoption of the 2006 Stock  Incentive  Compensation  Plan, and
(D) "FOR" the amendments to the Company's Restated Certificate of Incorporation and Restated Bylaws to lower the stockholder vote required to amend the Restated Bylaws. This Proxy Statement is first being sent or given to stockholders on or about April 17, 2006.

     If your shares are held in the name of a brokerage firm, bank or nominee, only that entity can vote such shares and only upon receipt of your specific instruction. Accordingly, we urge you to contact the person responsible for your account and instruct that person to execute the WHITE proxy card on your behalf.

     YOUR VOTE IS IMPORTANT. If you agree with the reasons for the Third Point Entities' solicitation set forth in this Proxy Statement and believe that the election of the Third Point Nominees to the Board of Directors can make a difference, please vote for the election of the Third Point Nominees, no matter how many or how few shares you own.

     THE THIRD POINT ENTITIES URGE YOU NOT TO SIGN ANY PROXY CARD THAT IS SENT TO YOU BY THE COMPANY, EVEN AS A FORM OF PROTEST. By executing the WHITE proxy card, you will authorize us to vote FOR the election of the two Third Point Nominees. If you have already signed a proxy card sent to you by the Company, you may revoke that proxy at any time prior to the time a vote is taken by (i) submitting a duly executed proxy bearing a later date to the Secretary of the Company, (ii) filing with the Secretary of the Company a later dated written revocation or (iii) attending and voting at the Stockholder Meeting in person.

                                         Thank you for your support,

                                         On behalf of the Third Point Entities,

                                         Sincerely,
                                         /s/ Daniel S. Loeb
                                         ---------------------------------------
                                         Daniel S. Loeb

  IF YOU HAVE ANY QUESTIONS, REQUIRE ASSISTANCE IN VOTING THE WHITE PROXY CARD
               OR NEED ADDITIONAL COPIES OF OUR PROXY MATERIALS,
                        PLEASE CALL OUR PROXY SOLICITOR:

                              D.F. KING & CO., INC.

                                 48 Wall Street
                               New York, NY 10005
                           Toll Free: 1 (800) 628-8532
                 Banks and Brokers Call Collect: (212) 269-5550

                                     GENERAL

     The Board of Directors is currently divided into three classes of directors whose terms are for staggered three-year periods. According to the Company's proxy statement (the "Company Proxy Statement"), filed in preliminary form on March 31, 2006, three Class I directors are to be elected to the Board at the Stockholder Meeting, to hold office until their successors have been elected and qualified. The Company has nominated three existing members of the Board to stand for election at the Stockholder Meeting (the "Company Nominees").

     We are currently seeking your proxy for the election to the Board of Directors of two individuals - Mr. Daniel S. Loeb and Mr. Todd Q. Swanson. We are soliciting the discretionary authority to cumulate votes, and the persons named as proxies on our proxy card will have the authority to cumulate votes at their discretion. We will use the authority granted to us by our WHITE proxy card to cumulate votes for the Third Point Nominees to assure that the maximum number of Third Point Nominees are elected to the Board of Directors.

     For information concerning voting procedures at the Stockholder Meeting, see "Voting and Proxy Procedures."

                         BACKGROUND OF THIS SOLICITATION

     On September 19, 2005, certain of the Third Point Entities filed a Schedule 13D with the Securities and Exchange Commission (the "SEC") indicating that we had acquired 5.9% of the outstanding Common Stock. On the same day, Daniel S. Loeb sent a letter to the Company demanding that the Company implement a share repurchase program.

     On November 15, 2005, the Company announced that the Board of Directors had approved a plan to repurchase up to $500 million of its common stock from time to time with free cash flow as market conditions warrant. The Company noted that it does not expect that its share repurchase activities will begin until the second half of 2006. We believe that, based on the recent trading history of the Company's common stock, this timing does not adequately address the near term value opportunity in the Company's depressed share price. Specifically, on September 16, 2005, the trading day prior to the date on which the Third Point Entities demanded adoption of a share repurchase program, the Company's common stock closed at $51.77 per share. On November 14, 2005, the date prior to the Company's announcement that it would implement a buyback program, the closing price was $37.75 per share, and on April 3, 2006, the price was $36.31. Given this substantial decrease in the market value of the Company's common stock since we demanded adoption of a share repurchase plan, we believe that the Company should seize the opportunity to repurchase shares at these relatively depressed prices.

     On March 15, 2006, the Third Point Entities delivered to the Company notice under the Company's bylaws of the Third Point Entities' intention to nominate the Third Point Nominees for election at the Stockholder Meeting.

                          REASONS FOR THIS SOLICITATION

     We expect that the Third Point Nominees, if elected, would provide a new voice and fresh perspective to the Board of Directors. We believe that the Board of Directors should include representatives of significant stockholders who can present stockholders' perspective on management direction, champion reform of compensation, perquisites and management incentive, and generally bring focus to the maximization of value for the benefit of stockholders. There can be no assurance that the Third Point Nominees and the Board of Directors will succeed in creating stockholder value.

     Under Delaware corporate law, the Board of Directors is charged with the management of the Company, including determining its strategic direction. The Third Point Entities believe, therefore, that if the Third Point Nominees are elected, they would be in a position as directors of the Company to influence the strategic direction of the Company by bringing to the Board the perspective of a significant stockholder. As members of the Board of

Directors, the Third Point Nominees would be able to present initiatives to the entire Board of Directors, actively participate in Board discussions and argue in support of positions that they believe would benefit the Company's stockholders. If elected, the Third Point Nominees would have greater access to Company information and management, which would allow them to be more effective advocates in favor of these positions. The Third Point Nominees believe that the other directors of the Company will, in the discharge of their fiduciary duties under Delaware law, consider all reasonable proposals to enhance stockholder value by exploring these proposals and acting on them if they determine that such proposals are in the best interests of the Company's stockholders.

     The Third Point Nominees have not finalized any proposals that they will present to the Board but intend, if and when elected, promptly to develop and make specific proposals to further their goal of creating stockholder value. Among the proposals that the Third Point Nominees expect to make are proposals to (i) accelerate and possibly expand the Company's share repurchase program;
(ii) review the personal use by management of private aircraft, company housing and company cars; (iii) review the Company's need to own or lease private aircraft; and (iv) more closely tie management compensation to the Company's operating results. In regards to the last of these potential proposals, the Third Point Nominees believe, particularly in light of the fact that Company guidance as to the level of produced coal shipments has been revised downward three times in a recent span of less than six months, that it is necessary to hold management accountable for operational shortcomings. In regards to an acceleration and possible expansion of the Company's share repurchase program, the Third Point Nominees would propose, at the first Board meeting after their election, that share repurchases commence immediately or as soon as practicable. The Third Point Nominees have not yet determined whether to propose an expansion of the stock repurchase program, or how much of an expansion might be proposed, and do not expect to make such determinations until they join the Board, have access to the Company's latest projections and can evaluate various relevant matters, including the availability of cash flow and external financing to fund additional repurchases and the effect of additional repurchases on the financial covenants contained in the Company's debt obligations.

     The Third Point Nominees will constitute a small minority of the Board of Directors if they are elected and, therefore, even if they vote unanimously, will not be able to adopt any measures without the support of other members of the Board of Directors. Depending on the responsiveness of the Board to any proposals or initiatives presented by the Third Point Nominees, the Third Point Entities may seek to nominate additional directors to the Board of Directors at the 2007 annual meeting if the Third Point Entities believe that additional representation on the Board would make their efforts more effective. However, due to the staggered structure of the Board of Directors and the cumulative voting rights of the Company's stockholders, the Third Point Entities believe that it is unlikely that they would be able to obtain majority control of the Board of the Directors at the 2007 election of directors even if the two Third Point Nominees are elected at the 2006 Stockholder Meeting.

     The Third Point Nominees do not anticipate that they will have any conflicts of interest with respect to the Company, if elected, and recognize their fiduciary duty obligations to all stockholders. None of the Third Point Nominees has any contract, arrangement or understanding with the Company, and no other direct financial interest concerning the Company, other than through the beneficial ownership of stock of the Company by the Third Point Entities and the Third Party Nominees disclosed in this Proxy Statement.

     THE THIRD POINT ENTITIES RECOMMEND A VOTE FOR THE ELECTION OF THE THIRD POINT NOMINEES BECAUSE THEY BELIEVE THAT THE THIRD POINT NOMINEES WOULD CONTRIBUTE TO THE CREATION OF STOCKHOLDER VALUE.

               MATTERS TO BE CONSIDERED AT THE STOCKHOLDER MEETING

PROPOSAL 1:  ELECTION OF DIRECTORS

     The Board of Directors currently consists of nine directors. Directors hold office until the annual meeting for the year in which their terms expire and until their successors are elected and qualified, unless prior to that time they have resigned, retired or otherwise left office. According to the Company Proxy Statement, three Class I directors are to be elected to the Board at the Stockholder Meeting. On March 15, 2006, we gave notice to the Company of our intention to nominate the Third Point Nominees to serve as directors of the Company.

     We are seeking your proxy for the election to the Board of Directors of two individuals - Mr. Daniel S. Loeb and Mr. Todd Q. Swanson. We are soliciting the discretionary authority to cumulate votes, and the persons named as proxies on our proxy card will have the authority to cumulate votes at their discretion. We will use the authority granted to us by our WHITE proxy card to cumulate votes for the Third Point Nominees to assure that the maximum number of Third Point Nominees are elected to the Board of Directors.

     Each of the Third Point Nominees has consented to being named as a nominee in this Proxy Statement. The Third Point Entities do not expect that either of the Third Point Nominees will be unable to stand for election, but in the event that a vacancy in the slate of Third Point Nominees should occur unexpectedly, the shares of Common Stock represented by the WHITE proxy card will be voted for a substitute candidate selected by the Third Point Entities. If the Third Point Entities determine to add nominees because the Company expands the size of the Board of Directors subsequent to the date of this Proxy Statement, the Third Point Entities will supplement this Proxy Statement. If, however, the Company does not leave reasonable time before the Stockholder Meeting to supplement this Proxy Statement, the Third Point Entities reserve the right to nominate additional nominees and to use the discretionary authority granted by the proxies it is soliciting to vote for such additional nominees or to seek judicial relief.

Biographical Information Regarding the Third Point Nominees

     The following information concerning age, principal occupation and business experience during the last five years, and current directorships has been furnished to the Third Point Entities by the Third Point Nominees, each of whom has confirmed his willingness to serve on the Board of Directors if elected.

     Daniel S. Loeb, age 44, is Founder and CEO of Third Point LLC, an investment management firm founded in 1995. Third Point LLC invests both long and short in securities involved in event driven and special situations. The firm is based in New York, with offices in Los Angeles, Sunnyvale and Hong Kong. In 1994, prior to founding Third Point, Mr. Loeb was Vice President of high yield sales at Citigroup, and from 1991 to 1993, he was Senior Vice President in the distressed debt department at Jefferies & Co. Mr. Loeb began his career as an Associate in private equity at E.M. Warburg Pincus & Co. in 1984. Mr. Loeb is also Chairman of the Board of American Restaurant Group, Director of Ligand Pharmaceuticals, Director of Ception Therapeutics and former Director of Radia Communications, prior to its sale to Texas Instruments in July 2003. He is a Trustee of Prep for Prep, an organization dedicated to facilitating education and career opportunities for underprivileged youth. Mr. Loeb graduated with an A.B. in Economics from Columbia University in 1984.

     Todd Q. Swanson, CPA, CFA, age 31, joined Third Point LLC in September 2005. From 2003 to 2005 Mr. Swanson attended the Graduate School of Business at Stanford University. From 2001 through 2003 he worked for Thoma Cressey Equity Partners, a private equity firm based in Chicago. From 1998 through 2001, he worked for KPMG LLP, an international accounting firm, in accounting and merger and acquisition roles. Mr. Swanson graduated from Iowa State University with a B.S. in Accounting and a B.S. in Finance, as well as from the Graduate School of Business at Stanford University with a Masters in Business Administration. Mr. Swanson became a Certified Public Accountant (CPA) in 1998 and earned the Chartered Financial Analyst (CFA) designation in 2001.

     If elected, each Third Point Nominee would receive such directors' fees as may be payable by the Company in accordance with its practice at the time. Except as described below, there are no understandings or arrangements between the Third Point Nominees or any other person pursuant to which the nominations are to be made by the Third Point Entities. Pursuant to each Third Point Nominee's employment arrangements with Third Point LLC, Third Point LLC, Third Point Offshore Fund Ltd., Third Point Partners LP, Third Point Ultra Ltd., Lyxor/Third Point Fund Ltd., Third Point Partners Qualified LP, Third Point Resources LP and Third Point Resources Ltd., will indemnify and hold harmless each Third Point Nominee from any and all damages, judgments, fines, settlements, losses and expenses incurred by such nominee resulting from any action, suit or proceeding based upon or arising from certain actions, including the solicitation of proxies to which this Proxy Statement relates and such person's ongoing services as a director of the Company to the extent not otherwise indemnified by the Company, other than certain excluded losses.

     Additional information concerning the participants (as such term is defined in Instruction 3 to Item 4 of Schedule 14A under the Securities Exchange Act) in this solicitation is set forth in Appendix A to this Proxy Statement.

PROPOSAL 2:  RATIFICATION OF APPOINTMENT OF ERNST & YOUNG

     According to the Company Proxy Statement, the Company is soliciting proxies for the appointment of Ernst & Young LLP as the Company's independent accountants for 2006. The Board of Directors has unanimously recommended a vote for this proposal. Please refer to the Company Proxy Statement for a detailed discussion of this proposal, including various arguments in favor of and against such proposal. We urge you to vote FOR the appointment of Ernst & Young LLP as the Company's independent accountants for 2006 on the WHITE proxy card. If you do not indicate any voting instruction, we will vote the WHITE proxy card FOR this proposal.

PROPOSAL 3:  APPROVAL OF 2006 STOCK AND INCENTIVE COMPENSATION PLAN

     According to the Company Proxy Statement, the Company is soliciting proxies with respect to a proposal for the stockholders to approve the Massey Energy Company 2006 Stock Incentive Compensation Plan (the "Plan"). The Board of Directors has unanimously approved the Plan and is submitting it for stockholder approval at the Stockholder Meeting. According to the Company Proxy Statement, under the Plan the Company will be able to grant stock options, stock units, stock awards, dividend equivalents and other stock-based awards and if approved, 3,500,000 shares of common stock of the Company will be authorized for issuance under the Plan. The Company Proxy Statement contains a summary of the Plan and a copy of the Plan is attached thereto as Annex A. The board's adoption of the Plan is conditioned upon stockholder approval. The affirmative vote of the holders of a majority of the shares represented in person or by proxy at the Stockholder Meeting and entitled to vote will be required for approval of the Plan. Please refer to the Company Proxy Statement for a detailed discussion of this proposal, including various arguments in favor of and against the proposal to approve the Plan.

     The Third Point Entities recommend that stockholders vote AGAINST the approval of the Plan at the Stockholder Meeting. The Third Point Entities believe that the Company's existing incentive plans, which as of March 20, 2006 allowed for the future grant of 1,709,460 shares of the Company's common stock, are more than adequate for the time being pending further discussions by the Board of Directors of its efforts to enhance stockholder value. Since the existing plans, according to the Company Proxy Statement, expire in 2007 and 2009, there would appear to be ample time for the Board to first focus its efforts on stockholder value before presenting a new stock incentive plan for stockholder approval. The Third Point Nominees believe that by first concluding further discussions of its efforts to enhance stockholder value, the Board of Directors will be able to consider whether any aspects of those efforts should be reflected in any new stock incentive plan presented to the Company's stockholders for their approval.

     We urge you to vote AGAINST the approval of the 2006 Stock and Incentive Compensation Plan on the WHITE proxy card. If you do not indicate any voting instruction, we will vote the WHITE proxy card AGAINST this proposal.

PROPOSAL 4:  APPROVAL OF AMENDMENTS TO THE RESTATED CERTIFICATE OF
             INCORPORATION AND RESTATED BYLAWS

     According to the Company Proxy Statement, the Company is soliciting proxies for the approval of amendments to the Company's Restated Certificate of Incorporation and Restated Bylaws to lower the requirement for amendment of the Company's Restated Bylaws by stockholders from 80% to 67% of the total voting power of all outstanding shares of voting stock of the Company. The Board of Directors has unanimously approved the proposal and is submitting it for stockholder approval at the Stockholder Meeting.

     The Third Point Entities recommend that stockholders vote FOR the approval of the amendments. The Third Point Entities believe that the current supermajority requirement of 80% in order for stockholders to amend or adopt bylaws is a significant restriction on stockholder rights and therefore should be changed. However, although the Third Point Entities support this proposal, they believe that the requirement should be further reduced so that the Restated Bylaws could be amended, or new bylaws adopted, by the vote of the holders of a majority of the outstanding common shares. If the Company alters its proposal to further reduce the supermajority requirement to a majority requirement, the Third Point Entities would be pleased to support such a proposal.

     We urge you to vote FOR the approval of the amendment to the Restated Certificate of Incorporation and Restated Bylaws on the WHITE proxy card. If you do not indicate any voting instruction, we will vote the WHITE proxy card FOR this proposal.

     Except as set forth in this Proxy Statement, the Third Point Entities are not aware of any other matter to be considered at the Stockholder Meeting. However, if the Third Point Entities learn of any other proposals made at a reasonable time before the Stockholder Meeting, the Third Point Entities will either supplement this Proxy Statement and provide an opportunity to stockholders to vote by proxy directly on such matter or will not exercise discretionary authority with respect thereto. If other proposals are made thereafter, the persons named as proxies on the WHITE proxy card solicited by the Third Point Entities will vote such proxies in their discretion.

                   INFORMATION ABOUT THE THIRD POINT ENTITIES

     Daniel S. Loeb is the managing member of Third Point LLC and controls Third Point LLC's business activities. The principal business of Mr. Loeb is to act as the managing member of Third Point LLC. Third Point LLC is organized as a limited liability company under the laws of the State of Delaware, and its principal business is to serve as investment manager or adviser to a variety of funds and managed accounts (such funds and accounts, the "Funds"), and to control the investing and trading in securities of the Funds. Third Point Offshore Fund Ltd. is organized as a limited liability exempted company under the laws of the Cayman Islands, and its principal business is to invest and trade in securities. Third Point Partners LP is organized as a limited partnership under the laws of the State of Delaware, and its principal business is to invest and trade in securities. Third Point Ultra Ltd. is organized as a limited liability company under the laws of the British Virgin Islands, and its principal business is to invest and trade in securities. Lyxor/Third Point Fund Ltd. is organized as a public company with limited liability organized under the laws of Jersey, and its principal business is to invest and trade in securities. Third Point Partners Qualified LP is organized as a limited partnership under the laws of the State of Delaware, and its principal business is to invest and trade in securities. Third Point Resources LP is organized as a limited partnership under the laws of the State of Delaware, and its principal business is to invest and trade in securities. Third Point Resources Ltd. is a limited liability exempted company organized under the laws of the Cayman Islands, and its principal business is to invest and trade in securities. Todd Q. Swanson's principal business is as an employee of Third Point LLC.

     The address of the principal business and principal office of Third Point Offshore Fund Ltd. and Third Point Resources Ltd. is c/o Walkers SPV Limited, Walker House, Mary Street, P.O. Box 908GT, George Town, Grand Cayman, Cayman Islands, British West Indies. The address of the principal business and principal office of Third Point Ultra Ltd. is c/o Walkers (BVI) Limited of Walkers Chambers, P.O. Box 92, Road Town, Tortola, British Virgin Islands. The address of the principal business and principal office of Lyxor/Third Point Fund Ltd. is c/o Lyxor Asset Management, Tour Societe Generale, 17 Cours Valmy, 92987 Paris-La Defense Cedex, France. The address of the principal business and principal office of the other Third Point Entities is 390 Park Avenue, New York, NY 10022.

     The Third Point Entities beneficially own 4,800,000 shares of Common Stock, representing approximately 5.9% of the 81,976,239 shares of Common Stock as reported to be outstanding by the Company as of February 28, 2006.

     Additional information concerning transactions in securities of the Company effected during the past two years by the Third Point Entities and the Third Point Nominees is set forth in Appendix B to this Proxy Statement.

                             SOLICITATION; EXPENSES

     Proxies may be solicited by mail, advertisement, telephone, facsimile, telegraph, email and personal solicitation by the Third Point Entities and by the Third Point Nominees. No additional compensation will be paid to the Third Point Entities or to the Third Point Nominees for the solicitation of proxies. Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward the Third Point Entities' solicitation material to their customers for whom they hold shares, and the Third Point Entities will reimburse them for their reasonable out-of-pocket expenses.

     The Third Point Entities have retained D.F. King & Co., Inc. ("D.F. King") to assist in the solicitation of proxies and to act as an advisor and consultant in connection with the solicitation of proxies. The Third Point Entities will pay D.F. King an estimated fee of up to $150,000 and $5 for each completed telephone contact in connection with the solicitation and have agreed to reimburse it for its reasonable out-of-pocket expenses. Approximately 50 persons will be used by D.F. King in its solicitation efforts. Pursuant to the terms of the agreement with D.F. King, Third Point LLC will indemnify D.F. King and its officers, directors and employees, from any and all losses incurred by D.F. King in connection with the solicitation of the proxies for the Stockholder Meeting.

     The entire expense of preparing, assembling, printing and mailing this Proxy Statement and related materials and the cost of soliciting proxies will be borne by the Third Point Entities.

     The Third Point Entities estimate that the total expenditures relating to its proxy solicitation incurred by the Third Point Entities will be approximately $500,000, approximately $150,000 of which has been incurred to date.

                           VOTING AND PROXY PROCEDURES

     The Third Point Entities believe that it is in the best interest of the Company's stockholders to elect the Third Point Nominees at the Stockholder Meeting. We believe that the Board of Directors should include representatives of significant stockholders who can present stockholders' perspective on management direction, champion reform of compensation, perquisites and management incentive, and generally bring focus to the maximization of value for the benefit of stockholders. There can be no assurance that the election of the Third Point Nominees will maximize stockholder value. THE THIRD POINT ENTITIES RECOMMEND A VOTE FOR THE ELECTION OF THE THIRD POINT NOMINEES BECAUSE THE THIRD POINT ENTITIES BELIEVE THAT THE THIRD POINT NOMINEES WOULD CONTRIBUTE TO THE CREATION OF STOCKHOLDER VALUE.

HOW DO I VOTE BY PROXY?

     For the proxy solicited hereby to be voted, the WHITE proxy card to be supplied by the Third Point Nominees must be signed, dated and returned to the Third Point Nominees, c/o D.F. King in the enclosed postage-paid envelope in time to be voted at the Stockholder Meeting. If you wish to vote for the Third Point Nominees, you must submit the WHITE proxy card supplied by the Third Point Entities and must NOT submit the Company's proxy card.

WHAT IF I AM NOT THE RECORD HOLDER OF MY SHARES?

     If your shares are held in the name of a brokerage firm, bank or nominee, only that entity can vote such shares and only upon receipt of your specific instruction. Accordingly, we urge you to contact the person responsible for your account and instruct that person to execute on your behalf the WHITE proxy card.

IF I PLAN TO ATTEND THE STOCKHOLDER MEETING, SHOULD I STILL SUBMIT A WHITE
PROXY?

     Whether or not you plan to attend the Stockholder Meeting, we urge you to submit a WHITE proxy. Returning the enclosed proxy card will not affect your right to attend and vote at the Stockholder Meeting.

WHAT IF I WANT TO REVOKE MY PROXY?

     Any proxy may be revoked as to all matters covered thereby at any time prior to the time a vote is taken by (i) submitting a duly executed proxy bearing a later date to the Secretary of the Company, (ii) filing with the Secretary of the Company a later dated written revocation or (iii) attending and voting at the Stockholder Meeting in person. Attendance at the Stockholder Meeting will not in and of itself constitute a revocation.

WHAT SHOULD I DO IF I RECEIVE A PROXY CARD SOLICITED BY THE COMPANY?

     If you submit a proxy to us by signing and returning the enclosed WHITE proxy card, do not sign or return the proxy card solicited by the Company or follow any voting instructions provided by the Company unless you intend to change your vote, because only your latest-dated proxy will be counted.

     If you have already sent a proxy card to the Company, you may revoke it and provide your support to the Third Point Nominees by signing, dating and returning the enclosed WHITE proxy card.

WHO CAN VOTE?

     The Board of Directors has established March 20, 2005 as the record date for the Stockholder Meeting (the "Record Date"). Only holders of record of Common Stock on the Record Date will be entitled to vote at the Stockholder Meeting. If you are a stockholder of record on the Record Date, you will retain the voting rights in connection with the Stockholder Meeting even if you sell such shares after the Record Date. Accordingly, it is important that you vote the shares of Common Stock held by you on the Record Date, or grant a proxy to vote such shares on the WHITE proxy card, even if you sell such shares after such date.

WHAT IS THE REQUIRED QUORUM?

     According to the Company's bylaws, the holders of a majority of shares of Common Stock entitled to vote at the Stockholder Meeting, present in person or by proxy, constitute a quorum.

WHAT VOTE IS REQUIRED TO ELECT THE THIRD POINT NOMINEES?

     Based on the Company Proxy Statement:

       o the three nominees receiving the highest number of affirmative votes at the Stockholder Meeting will be elected to the Board of Directors; and

       o abstentions and broker non-votes will be counted as "present" when determining whether there is a quorum, but will not be counted toward a nominee's attainment of a plurality.

HOW WILL MY SHARES BE VOTED?

     In accordance with the cumulative voting rights set forth in the Company's certificate of incorporation, you are entitled to give a nominee as many votes as is equal to the number of shares you own multiplied by the number of directors to be elected, or you may distribute your votes among the nominees as you see fit. For example, if you own 100 shares as of the Record Date, and if 3 directors are to be elected at the Stockholder Meeting, you have 300 votes that you can allocate among the nominees in any manner you choose. There are no conditions precedent set forth in the certificate of incorporation to the exercise of cumulative voting rights.

     Shares of Common Stock represented by a valid, unrevoked WHITE proxy card will be voted in accordance with the recommendations made in this Proxy Statement unless you otherwise indicate on the proxy card. We are soliciting the discretionary authority to cumulate votes, and the persons named as proxies on our proxy card will have the authority to cumulate votes at their discretion. We will use the authority granted to us by our WHITE proxy card to cumulate votes for the Third Point Nominees to assure that the maximum number of Third Point Nominees are elected to the Board of Directors.

     Except as set forth in this Proxy Statement, including the possible election of the Company's independent accountants, the Third Point Entities are not aware of any other matter to be considered at the Stockholder Meeting. However, if the Third Point Entities learn of any other proposals made at a reasonable time before the Stockholder Meeting, the Third Point Entities will either supplement this Proxy Statement and provide an opportunity to stockholders to vote by proxy directly on such matter or will not exercise discretionary authority with respect thereto. If other proposals are made thereafter, the persons named as proxies on the WHITE proxy card solicited by the Third Point Entities will vote such proxies in their discretion.

THE THIRD POINT ENTITIES ARE ONLY PROPOSING TWO NOMINEES, WHILE THREE DIRECTORS ARE EXPECTED TO BE ELECTED AT THE STOCKHOLDER MEETING. IF I VOTE MY SHARES ON THE WHITE PROXY CARD, HOW MANY NOMINEES WILL I BE VOTING FOR?

     The Third Point Entities are seeking to elect the maximum number of Third Point Nominees. The Third Point Entities expect to cumulate all of the votes received in favor of the Third Point Nominees. If the two Third Point Nominees are elected, the nominee of the Company who receives the greatest number of votes would be elected as the third director.

                          INFORMATION ABOUT THE COMPANY

     Based upon documents publicly filed by the Company, the mailing address of the principal executive offices of the Company is 4 North 4th Street, Richmond, VA 23219.

     Appendix C to this Proxy Statement sets forth information obtained from the Company's public filings related to the beneficial ownership of shares of Common Stock.

     Except as otherwise noted herein, the information in this Proxy Statement concerning the Company has been taken from or is based upon documents and records on file with the SEC and other publicly available information. Although the Third Point Entities do not have any knowledge indicating that any statement contained herein is untrue, we do not take any responsibility, except to the extent imposed by law, for the accuracy or completeness of statements taken from public documents and records that were not prepared by or on behalf of the Third Point Entities, or for any failure by the Company to disclose events that may affect the significance or accuracy of such information.

                                  OTHER MATTERS

     Except as set forth in this Proxy Statement, the Third Point Entities are not aware of any other matter to be considered at the Stockholder Meeting. However, if the Third Point Entities learn of any other proposals made at a reasonable time before the Stockholder Meeting, the Third Point Entities will either supplement this Proxy Statement and provide an opportunity to stockholders to vote by proxy directly on such matter or will not exercise discretionary authority with respect thereto. If other proposals are made thereafter, the persons named as proxies on the WHITE proxy card solicited by the Third Point Entities will vote such proxies in their discretion.

                                           Third Point LLC
                                           Third Point Offshore Fund Ltd.
                                           Third Point Partners LP
                                           Third Point Ultra Ltd.
                                           Lyxor/Third Point Fund Ltd.
                                           Third Point Partners Qualified LP
                                           Third Point Resources LP
                                           Third Point Resources Ltd.
                                           Daniel S. Loeb
                                           Todd Q. Swanson

                                           April 17, 2006

                                                                      APPENDIX A

          INFORMATION CONCERNING PARTICIPANTS IN THE PROXY SOLICITATION

     The following sets forth the name, business address, and the number of shares of Common Stock of the Company beneficially owned (as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) as of March 17, 2006 by each of (i) the Third Point Entities and (ii) the Third Point Nominees:

                                                                  Number of Shares of
                                                                    Common Stock of       Percent of Common
                                                                      the Company            Stock of the
Name                                Business Address               Beneficially Owned         Company(1)
------------------------------   ------------------------------   --------------------    -----------------
Third Point LLC(2)               390 Park Avenue                       4,800,000               5.9%
                                 New York, NY 10022
Third Point Offshore Fund Ltd.   c/o Walkers SPV Limited               2,752,100               3.4%
                                 Walker House
                                 Mary Street
                                 P.O. Box 908GT
                                 George Town
                                 Grand Cayman
                                 Cayman Islands
                                 British West Indies

Third Point Ultra Ltd.           c/o Walkers (BVI) Limited of            499,200               0.6%
                                 Walkers Chambers
                                 P.O. Box 92
                                 Road Town
                                 Tortola
                                 British Virgin Islands

Third Point Partners LP          390 Park Avenue                         500,500               0.6%
                                 New York, NY 10022

Lyxor/Third Point Fund Ltd.      c/o Lyxor Asset Management              303,300               0.4%
                                 Tour Societe Generale
                                 17 Cours Valmy
                                 92987 Paris-La Defense Cedex
                                 France

Third Point Partners Qualified   390 Park Avenue                         305,800               0.4%
LP                               New York, NY 10022

Third Point Resources Ltd.       c/o Walkers SPV Limited                 289,000               0.4%
                                 Walker House
                                 Mary Street
                                 P.O. Box 908GT
                                 George Town
                                 Grand Cayman
                                 Cayman Islands
                                 British West Indies

Third Point Resources LP         390 Park Avenue                         150,100               0.2%
                                 New York, NY 10022

Daniel S. Loeb(3)                390 Park Avenue                       4,800,000               5.9%
                                 New York, NY 10022

Todd Q. Swanson                  390 Park Avenue                           --                   --
                                 New York, NY 10022

----------

(1) All percentages are based on the 81,939,989 shares of Common Stock outstanding as of February 28, 2006.

(2) Third Point LLC is the investment manager or adviser to the Funds, which include Third Point Offshore Fund Ltd., Third Point Partners LP, Third Point Ultra Ltd., Lyxor/Third Point Fund Ltd., Third Point Partners Qualified LP, Third Point Resources LP and Third Point Resources Ltd., and as such may be deemed the beneficial owner of the shares held for their account.

(3) Mr. Loeb is the managing member of Third Point LLC and controls Third Point LLC's business activities. Third Point LLC is the investment manager or advisor to the Funds. As such, Mr. Loeb may be deemed the beneficial owner of the shares held for the account of the Funds.

                                   ----------

     Except as set forth in this Proxy Statement, in the Appendices hereto or filings of the Third Point Entities pursuant to Section 13 of the Exchange Act to the best knowledge of the Third Point Entities, none of the Third Point Entities, any of the persons participating in this solicitation on behalf of the Third Point Entities, any of the Third Point Nominees nor any associate of any of the foregoing persons (i) owns beneficially, directly or indirectly, or has the right to acquire, any securities of the Company or any parent or subsidiary of the Company, (ii) owns any securities of the Company of record but not beneficially, (iii) has purchased or sold any securities of the Company within the past two years, (iv) has incurred indebtedness for the purpose of acquiring or holding securities of the Company, (v) is or has been a party to any contract, arrangement or understanding with respect to any securities of the Company within the past year, (vi) has been indebted to the Company or any of its subsidiaries since the beginning of the Company's last fiscal year, (vii) has any arrangement or understanding with respect to future employment by the Company or with respect to any future transactions to which the Company or any of its affiliates will be or may be a party or (viii) has engaged in or had a direct or indirect interest in any transaction, or series of similar transactions, since the beginning of the Company's last fiscal year, or any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000. In addition, except as set forth in this Proxy Statement or in the Appendices hereto, to the best knowledge of the Third Point Entities, none of the Third Point Entities, any of the persons participating in this solicitation on behalf of the Third Point Entities, any of the Third Point Nominees, nor any associate of any of the foregoing persons has had or is deemed to have a direct or indirect material interest in any transaction with the Company since the beginning of the Company's last fiscal year, or in any proposed transaction, to which the Company or any of its affiliates was or is a party.

     None of the corporations or organizations in which any of the Third Point Nominees has conducted his principal occupation or employment was a parent, subsidiary or other affiliate of the Company, and none of the Third Point Nominees holds any position or office with the Company, has any family relationship with any executive officer or director of the Company or each other, or has been involved in any legal proceedings of the type required to be disclosed by the rules governing this solicitation.

     To the knowledge of the Third Point Nominees, there are no material proceedings to which either Third Point Nominee, or any of their associates, is a party adverse to the Company or any of its subsidiaries, or in which either of the Third Point Nominees or any of their associates has a material interest adverse to the Company or any of its subsidiaries.

     During the past five years and, with respect to (b) below, during the past ten years:

     (a) No petition under the Federal bankruptcy laws or any state insolvency law has been filed by or against, and no receiver, fiscal agent or similar officer has been appointed by a court for the business or property of, any Third Point Nominee, or any partnership in which any Third Point Nominee was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

     (b) No Third Point Nominee has been convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

     (c) No Third Point Nominee has been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining such person from, or otherwise limiting, the following activities:

             (i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment advisor, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

             (ii) Engaging in any type of business practice; or

             (iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

     (d) No Third Point Nominee has been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (c)(i) above, or to be associated with persons engaged in any such activity;

     (e) No Third Point Nominee has been found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, where the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended or vacated; and

     (f) No Third Point Nominee has been found by a court of competent jurisdiction in a civil action or by the Commodities Futures Trading Commission to have violated any Federal commodities law, where the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

     Since the beginning of the Company's last fiscal year, neither of the Third Point Nominees currently has or has had any relationship of the nature described in Item 404(b) of Regulation S-K, promulgated by the Securities and Exchange Commission under the Exchange Act. Specifically, since the beginning of the Company's last fiscal year, neither of the Third Point Nominees has been an officer, director, partner or employee of, nor has either of them owned, directly or indirectly, beneficially or of record, more than 10% of the equity interest in, any of the following types of organizations:

     (a) Any organization that has made or proposes to make payments to the Company or any of its subsidiaries for property or services in excess of the amounts specified in such Item 404(b);

     (b) Any organization to which the Company or any of its subsidiaries was indebted, at the end of the Company's last full fiscal year, in excess of the amount specified in such Item 404(b);

     (c) Any organization to which the Company or any of its subsidiaries has made or proposes to make payments for property or services in excess of the amounts specified in such Item 404(b); or

     (d) Any organization that provided or proposes to provide legal services or investment banking services to the Company or any of its subsidiaries in excess of the amounts specified in such Item 404(b).

     No Third Point Nominee has failed to file reports related to the Company that are required by Section 16(a) of the Exchange Act.

                                                                      APPENDIX B

                      TRANSACTIONS IN MASSEY ENERGY COMPANY

     The following table sets forth information with respect to all purchases and sales of shares of Common Stock by the Third Point Entities and its associates, affiliates and the Third Point Nominees during the past two years (amounts in parentheses indicate a sale of shares):

   DATE      PARTNERS(1)     OFFSHORE(2)     QUALIFIED(3)      ULTRA(4)     RESOURCES LP(5)    RESOURCES LTD.(6)      LYXOR(7)
----------   ------------    ------------    ------------   ------------    ---------------    -----------------    ------------
8-25-04            19,800          51,300              --          9,750              3,450                4,450          11,250
12-7-04           (19,800)        (51,300)             --         (9,750)            (3,450)              (4,450)        (11,250)
8-17-05            24,800         120,500          10,000         14,700              7,000               11,400          11,600
8-17-05            40,400         196,000          16,100         23,800             11,400               18,400          18,900
8-17-05            18,600          90,400           7,500         10,900              5,300                8,600           8,700
8-17-05            12,400          60,300           5,000          7,400              3,500                5,600           5,800
8-17-05            12,400          60,200           5,000          7,300              3,500                5,800           5,800
8-18-05            74,700         362,500          30,000         43,000             21,000               33,800          35,000
8-18-05            31,000         150,800          12,400         18,300              8,700               14,200          14,600
8-19-05            15,500          75,600           6,300          8,900              4,400                7,000           7,300
8-19-05            37,300         181,000          14,900         21,800             10,500               17,000          17,500
8-22-05            37,100         180,300          14,900         22,500             10,600               17,200          17,400
8-23-05             8,500          41,600           3,400          5,900              2,500                4,200           3,900
8-24-05            26,800         130,200          10,700             --              7,500               12,300          12,500
8-25-05            12,400          59,700           5,000          6,300              4,000                6,400           6,200
8-29-05            13,000          80,000           7,000          7,000             44,000               72,000           7,000
8-30-05            23,500         103,000           8,000         13,000              8,600               13,400          10,500
8-31-05               300          18,700          14,500         24,600              3,200                8,400             300
9-2-05             15,800          72,800           5,800         12,200              4,400                8,200           5,800
9-6-05             26,800         129,900          11,500         16,400             10,700               17,600          12,100
9-6-05             11,800          57,900           5,100          7,300              4,700                7,700           5,500
9-7-05             11,600          58,600           5,200          8,500              4,000                6,600           5,500
9-7-05             41,400         202,700          18,000         25,500             16,300               26,900          19,200
9-7-05              5,900          28,900           2,600          3,600              2,300                3,900           2,800
9-9-05             11,500          56,600           5,000          7,400              4,700                9,500           5,300
9-12-05             2,800          15,100           1,100          3,400              1,400                  500             700
9-14-05             3,600          15,800           1,500          1,600                300                  300           1,900
9-16-05             4,200          20,300           1,800          2,500              1,600                2,700           1,900
9-16-05            11,800          58,000           5,100          7,300              4,700                7,600           5,500

   DATE      PARTNERS(1)     OFFSHORE(2)     QUALIFIED(3)      ULTRA(4)     RESOURCES LP(5)    RESOURCES LTD.(6)      LYXOR(7)
----------   ------------    ------------    ------------   ------------    ---------------    -----------------    ------------
9-20-05                --              --              --             --             18,000               32,000              --
9-30-05           (12,000)             --           5,000          1,100                400                8,200          (2,700)
10-27-05          (24,100)        (83,200)         (7,400)       (34,900)           (12,200)             (22,000)        (16,200)
10-28-05          (12,500)        (62,300)         (5,700)        (8,800)            (5,600)              (9,600)         (5,500)
10-31-05          (43,500)       (266,000)        (12,000)            --            (21,500)             (36,000)        (21,000)
11-1-05                --         (19,500)         (2,500)            --             (1,000)              (2,000)             --
11-2-05            61,600              --          28,800         25,400             28,400               50,100          30,700
11-2-05            30,000              --          15,000        125,000             10,000               10,000          10,000
11-14-05          (31,000)             --         (15,000)       (21,000)           (11,000)             (18,000)         (4,000)
12-8-05                --         200,000              --             --                 --                   --              --
12-8-05                --         100,000              --             --                 --                   --              --
12-30-05          (13,000)        (26,500)         42,300         39,800            (34,200)             (47,800)         39,400
1-20-06                --         150,000              --             --                 --                   --              --
1-23-06           (21,900)       (128,600)        (11,800)       (14,800)            (6,000)              (6,500)        (10,400)
1-31-06            (6,700)         (6,300)         (1,800)         6,200                800                7,800              --
2-1-06             (2,000)         (8,600)            800         (2,400)            (2,000)              10,400           3,800
2-7-06              9,400          42,700           5,400          6,500              1,600                4,100           5,300
2-28-06            (1,500)         19,700          (3,800)        16,400            (21,200)             (18,500)          8,900
3-7-06              4,500          21,000           4,500          3,300              1,200                6,500           9,000
3-10-06             6,000          34,000           4,100          3,600                 --                   --           2,300
3-13-06             5,600          28,300           2,800          6,500              1,300                2,800           2,700
3-15-06            15,400          83,300           9,100         19,300              4,500                8,800           9,600
3-31-06               300          46,700          14,600         (3,100)           (12,200)             (38,500)         (7,800)

----------
(1)  Third Point Partners LP
(2)  Third Point Offshore Fund Ltd.
(3)  Third Point Partners Qualified LP
(4)  Third Point Ultra Ltd.
(5)  Third Point Resources LP
(6)  Third Point Resources Ltd.
(7)  Lyxor/Third Point Fund Ltd.

                                                                      APPENDIX C

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth, to the knowledge of the Third Point Entities based on a review of publicly available information filed with the SEC, each person (other than directors, whose beneficial ownership is in the table on the following page, and the Third Point Entities, whose beneficial ownership is in the table in Appendix A) reported to own beneficially more than 5% of the outstanding Common Stock:

                                               Number of Shares of Common
             Name and Address of                      Stock the Company      Percent of Common Stock
              Beneficial Owner                        Beneficially Owned        of the Company(1)
--------------------------------------------   ---------------------------   -----------------------
Joint filing by: (2)

The PNC Financial Services Group, Inc.                           7,498,053                      9.15%
     One PNC Plaza
     249 Fifth Avenue
     Pittsburgh, PA 15222
and
PNC Bancorp, Inc.
     300 Delaware Avenue
     Suite 304
     Wilmington, DE 19801
and
PNC Bank, National Association
State Street Research & Management Company
PNC Equity Securities, LLC
     One PNC Plaza
     249 Fifth Avenue
     Pittsburgh, PA 15222
and
BlackRock Advisors, Inc.
BlackRock Financial Management, Inc.
BlackRock Capital Management, Inc.
     100 Bellevue Parkway
     Wilmington, DE 19809

1. All percentages are based on the 81,976, 239 shares of Common Stock outstanding as of February 28, 2006 according to the Company's last Annual Report on Form 10-K for the year ending December 31, 2005.

2. Pursuant to a Schedule 13G filed on February 14, 2006 by The PNC Financial Services Group, Inc., PNC Bancorp, Inc., PNC Bank, National Association, BlackRock Advisors, Inc., BlackRock Capital Management Inc., BlackRock Financial Management, Inc., State Street Research & Management Company and PNC Equity Securities, LLC which reported sole voting power over 7,498,053 shares, sole dispositive power over 7,478,592 shares and shared dispositive power over 1,634 shares.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth, to the knowledge of the Third Point Entities based on a review of the Company Proxy Statement, information with respect to the beneficial ownership of shares of Common Stock by each of the Company's directors and executive officers and all directors and executive officers as a group:

                                      Number of              Percent of
                                 Shares Beneficially        Common Stock
Name                                  Owned (1)          of the Company (2)
------------------------------   --------------------   --------------------
John C. Baldwin                         10,140                    *
James B. Crawford                        8,112                    *
E. Gordon Gee                           18,252                    *
William R. Grant(3)                    115,142                    *
Dan R. Moore                            14,196                    *
Martha R. Seger                         17,338                    *
Don L. Blankenship(4)                  412,274                    *
Robert H. Foglesong(5)                    --                      *
Bobby R. Inman                          19,110                    *
Baxter F. Phillips, Jr.(6)              86,382                    *
J. Christopher Adkins                   63,966                    *
H. Drexel Short, Jr.(7)                 78,881                    *
Thomas J. Dostart                       29,443                    *

*    Less than 1%

1. Includes shares that may be acquired through the exercise of options within 60 days of February 28, 2006.

2. All percentages are based on the 81,976,239 shares of Common Stock outstanding as of February 28, 2006 according to the Company's last Annual Report on Form 10-K for the year ending December 31, 2005.

3. Mr. Grant owns 35,583 shares directly and is a beneficial owner of 79,559 shares through his ownership interest in Contrarian Trends, L.P., a limited partnership of which he is a general partner.

4.   Mr. Blankenship is also a Named Executive Officer.

5. On March 13, 2006, subsequent to his appointment to the Board of Directors, Mr. Foglesong received an initial grant award of 4,056 shares and an annual grant for 2006 of 2,028 shares.

6. Mr. Phillips owns 36,095 shares directly and is the indirect beneficial owner of 3,044 shares through the Massey's Coal Salary Deferral and Profit Sharing Program as of February 28, 2006 and 8,911 shares that are held by his wife.

7. Mr. Short owns 39,066 shares directly and is the indirect beneficial owner of 2,311 shares through the Massey's Coal Salary Deferral and Profit Sharing Program as of February 28, 2006.

                                    IMPORTANT

Please review this proxy statement and the enclosed materials carefully. YOUR VOTE IS VERY IMPORTANT, no matter how many or how few shares you own.

1. If your shares are registered in your own name, please sign, date and mail the enclosed WHITE proxy card to D.F. King & Co., Inc., in the postage-paid envelope provided today.

2. If you have previously signed and returned a proxy card to Massey Energy, you have every right to change your vote. Only your latest dated proxy card will count. You may revoke any proxy card already sent to Massey Energy by signing, dating and mailing the enclosed WHITE proxy card in the postage-paid envelope provided. Any proxy may be revoked at any time prior to the 2006 Stockholder Meeting by delivering a written notice of revocation or a later dated proxy for the 2006 Stockholder Meeting to D.F. King & Co., Inc., or by voting in person at the 2006 Stockholder Meeting.

3. If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can vote your shares and only after receiving your specific instructions. Accordingly, please sign, date and mail the enclosed WHITE proxy card in the postage-paid envelope provided, and to ensure that your shares are voted, you should also contact the person responsible for your account and give instructions for a WHITE proxy card to be issued representing your shares.

4. After signing the enclosed WHITE proxy card, do not sign or return Massey Energy's proxy card unless you intend to change your vote, because only your latest dated proxy card will be counted.

If you have any questions concerning this proxy statement, would like to request additional copies of this proxy statement or need help voting your shares, please contact our proxy solicitor:

                              D.F. King & Co., Inc.
                                 48 Wall Street
                               New York, NY 10005
                         Call Toll-Free: (800) 628-8532
             Banks and Brokerage Firms Call Collect: (212) 269-5550

                                                     | DETACH PROXY CARD HERE |
------------------------------------------------------------------------------------------------------------------------------------
                                                 [X]
                                      PLEASE MARK AN "X" IN THE
                                       APPROPRIATE BOX BELOW.
WE RECOMMEND THAT YOU VOTE FOR PROPOSAL 1 BELOW.

1. Election of Directors                                                                                       FOR  AGAINST  ABSTAIN
                                                            WE RECOMMEND THAT YOU VOTE FOR PROPOSAL 2 BELOW.

   FOR our director       WITHHOLD for all                  2. Appointment  of Ernst & Young LLP as            [ ]    [ ]      [ ]
   nominees          [ ]  nominees           [ ]               independent accountants for 2006.

Nominees: Mr. Daniel S. Loeb, Mr. Todd Q. Swanson           WE RECOMMEND THAT YOU VOTE AGAINST
                                                            PROPOSAL 3 BELOW.

YOU MAY WITHHOLD  AUTHORITY TO VOTE FOR ANY INDIVIDUAL BY   3. Adoption of the Massey Energy Company 2006      [ ]    [ ]      [ ]
WRITING THE NAME OF THE NOMINEE YOU DO NOT SUPPORT ON THE      Stock and  Incentive Compensation Plan
LINE BELOW.  IF YOU WITHHOLD  DISCRETIONARY  AUTHORITY TO
VOTE  FOR  ONE OF  THE  THIRD  POINT  NOMINEES,  WE  WILL   WE RECOMMEND THAT YOU VOTE FOR PROPOSAL 4 BELOW.
ALLOCATE YOUR VOTES TO THE REMAINING NOMINEE.
                                                            4. Approve amendments to the Company's Restated    [ ]    [ ]      [ ]
                                                               Certificate of Incorporation and Restated
_________________________________________________________      Bylaws

                                                            Dated _______________, 2006

                                                            Signature of stockholder ________________________

                                                            Signature if held jointly _______________________

                                                            Title, if applicable ____________________________

                                                            Please sign  exactly as your name appears on this
                                                            proxy card.  All joint owners should sign. If you
                                                            are  signing  in a  fiduciary  capacity  or  as a
                                                            corporate officer,  please also provide your full
                                                            title.

                                                                       PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD TODAY

--------------------------------------------------------------------------------
                              MASSEY ENERGY COMPANY

        THIS PROXY IS SOLICITED ON BEHALF OF THIRD POINT LLC,THIRD POINT
                               OFFSHORE FUND LTD.,
  THIRD POINT PARTNERS LP,THIRD POINT ULTRA LTD., LYXOR/THIRD POINT FUND LTD.,
                       THIRD POINT PARTNERS QUALIFIED LP,
              THIRD POINT RESOURCES LP,THIRD POINT RESOURCES LTD.,
                       DANIEL S. LOEB AND TODD Q. SWANSON
                  AND NOT ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Daniel S. Loeb or Todd Q. Swanson, or either of them, with full power of substitution, as proxies to vote, as indicated above, for and in the name of the undersigned all shares of Massey Energy Company that the undersigned is entitled to vote at the Stockholder Meeting scheduled to be held on May 16, 2006 at The Jefferson Hotel, 101 West Franklin Street, Richmond, Virginia, at 9:00am Eastern Daylight Time, and at any adjournments or postponements of the meeting.
This proxy card revokes all previously  given by the undersigned.

This proxy will be voted in accordance with your instructions specified below. If you do not give any specific instructions, this proxy will be voted FOR the election of the Third Point Nominees, Daniel S. Loeb and Todd Q. Swanson, FOR proposal 2, AGAINST proposal 3 and FOR proposal 4. IN ADDITION, THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION FOR ANY SUBSTITUTE NOMINEES AS THE PROXIES MAY SELECT IF ANY NOMINEE NAMED BELOW IS UNABLE TO SERVE AND ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE STOCKHOLDER MEETING THAT THE PROXIES WERE NOT AWARE OF A REASONABLE TIME BEFORE THE STOCKHOLDER MEETING.

Stockholders have the right to vote cumulatively in the election of directors and at the Stockholder Meeting we intend to invoke our right to cumulate our votes for the election of our nominees, Daniel S. Loeb and Todd Q. Swanson. THIS PROXY CARD GIVES OUR PROXIES FULL DISCRETIONARY AUTHORITY TO VOTE CUMULATIVELY AND TO ALLOCATE VOTES AMONG MESSRS. LOEB AND SWANSON, UNLESS AUTHORITY TO VOTE FOR ANY OF THEM IS WITHHELD ON REVERSE SIDE.


              IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE.